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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 28, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                      001-15603                   22-2906892
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

     2950 North Loop West, 7th Floor
            Houston, Texas                                          77092
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292

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ITEM 5.  OTHER EVENTS

                  On May 28, 2003, NATCO Group Inc. issued a press release to announce key personnel changes, specifically, the hire of a new chief financial officer. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated May 28, 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 29, 2003
                                           NATCO Group Inc.



                                           By: /s/ NATHANIEL A. GREGORY
                                              ----------------------------------
                                                Nathaniel A. Gregory,
                                                Chief Executive Officer and
                                                Chairman of the Board